Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350,

As Adopted

Pursuant to Section 906 of the

Sarbanes - Oxley Act of 2002

In connection with the Annual Report of ZW Data Action Technologies Inc. (the “Company”), on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of the undersigned of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Handong Cheng

Name: Handong Cheng

Title:  Chief Executive Officer (principal executive officer)

April 15, 2025

By: /s/ Handong Cheng

Name: Handong Cheng

Title:  Acting Chief Financial Officer (principal accounting and financial officer)

April 15, 2025